SCHEDULE A
Dated: October 21, 2010
AMERICAN BEACON FUNDS:
Institutional Class
Balanced Fund — Institutional Class
Large Cap Value Fund — Institutional Class
International Equity Fund — Institutional Class
Small Cap Value Fund — Institutional Class
S & P 500 Index Fund — Institutional Class
High Yield Bond Fund — Institutional Class
Large Cap Growth Fund — Institutional Class
Emerging Markets Fund — Institutional Class
Small Cap Index Fund — Institutional Class
International Equity Index Fund — Institutional Class
Treasury Inflation Protected Securities Fund — Institutional Class
Intermediate Bond Fund — Institutional Class
Short Term Bond Fund — Institutional Class
Mid-Cap Value Fund — Institutional Class
Zebra Large Cap Equity Fund — Institutional Class
Zebra Small Cap Equity Fund — Institutional Class
Evercore Small Cap Equity Fund — Institutional Class
Global Real Estate Fund — Institutional Class
Y Class
Balanced Fund — Y Class
Large Cap Growth Fund — Y Class
Mid-Cap Value Fund — Y Class
Emerging Markets Fund — Y Class
High Yield Bond Fund — Y Class
Large Cap Value Fund — Y Class
International Equity Fund — Y Class
Small Cap Value Fund — Y Class
Retirement Income and Appreciation Fund — Y Class
Intermediate Bond Fund — Y Class
Short Term Bond Fund — Y Class
Treasury Inflation Protected Securities — Y Class
Global Real Estate Fund — Y Class
Zebra Large Cap Equity Fund — Y Class
Zebra Small Cap Equity Fund — Y Class
Evercore Small Cap Equity Fund — Y Class

Retirement Class
Large Cap Value Fund — Retirement Class
International Equity Fund — Retirement Class
Small Cap Value Fund — Retirement Class
Zebra Large Cap Equity Fund — Retirement Class
Zebra Small Cap Equity Fund — Retirement Class
Advisor Class (formerly Service Class)
International Equity Fund — Advisor Class
Small Cap Value Fund — Advisor Class
Balanced Fund — Advisor Class
Large Cap Value Fund — Advisor Class
Mid-Cap Value Fund — Advisor Class
Investor Class (formerly PlanAhead Class)
Global Real Estate Fund — Investor Class
Balanced Fund — Investor Class
Large Cap Value Fund — Investor Class
International Equity Fund — Investor Class
Short Term Bond Fund — Investor Class
Emerging Markets Fund — Investor Class
Small Cap Value Fund — Investor Class
S & P 500 Index — Investor Class
High Yield Bond Fund — Investor Class
Retirement Income and Appreciation Fund — Investor Class
Mid-Cap Value Fund — Investor Class
Intermediate Bond Fund — Investor Class
Treasury Inflation Protected Securities — Investor Class
Zebra Large Cap Equity Fund — Investor Class
Zebra Small Cap Equity Fund — Investor Class
Evercore Small Cap Equity Fund — Investor Class

A Class
Global Real Estate Fund — A Class
Balanced Fund — A Class
Large Cap Value Fund — A Class
Large Cap Growth Fund — A Class
International Equity Fund — A Class
Short Term Bond Fund — A Class
Emerging Markets Fund — A Class
Small Cap Value Fund — A Class
High Yield Bond Fund — A Class
Retirement Income and Appreciation Fund — A Class
Mid-Cap Value Fund — A Class
Intermediate Bond Fund — A Class
Treasury Inflation Protected Securities — A Class
Zebra Large Cap Equity Fund — A Class
Zebra Small Cap Equity Fund — A Class
Evercore Small Cap Equity Fund — A Class
C Class
Global Real Estate Fund — C Class
Balanced Fund — C Class
Large Cap Value Fund — C Class
Large Cap Growth Fund — C Class
International Equity Fund — C Class
Short Term Bond Fund — C Class
Emerging Markets Fund — C Class
Small Cap Value Fund — C Class
High Yield Bond Fund — C Class
Retirement Income and Appreciation Fund — C Class
Mid-Cap Value Fund — C Class
Intermediate Bond Fund — C Class
Treasury Inflation Protected Securities — C Class
Zebra Large Cap Equity Fund — C Class
Zebra Small Cap Equity Fund — C Class
Evercore Small Cap Equity Fund — C Class
AMR Class
Mid Cap Value Fund — AMR Class
Balanced Fund — AMR Class
Large Cap Value Fund — AMR Class
International Equity Fund — AMR Class
Small Cap Value Fund — AMR Class
Large Cap Growth Fund — AMR Class
Emerging Markets Fund — AMR Class
High Yield Bond Fund — AMR Class

AMERICAN BEACON SELECT FUNDS:
Money Market Select Fund
U.S. Government Money Market Select Fund
AMERICAN BEACON MILEAGE FUNDS:
Money Market Mileage Fund — Mileage Class

AMERICAN BEACON FUNDS			STATE STREET BANK AND
AMERICAN BEACON SELECT FUNDS			TRUST COMPANY
AMERICAN BEACON MILEAGE FUNDS

By:			By:

	Name:	Terri McKinney		Name:	Michael Rogers
	Title:	Vice President		Title:	Executive Vice President
10/21/2010